UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 31, 2017
Date of Report (date of earliest event reported):

CHEMED CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8351	31-0791746
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

255 East Fifth Street, Suite 2600, Cincinnati, Ohio 45202
(Address of Principal Executive Offices)

(513) 762-6690
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Retirement of Arthur V. Tucker, Jr.

Effective March 31, 2017, Arthur V. Tucker, Jr., Vice President and Controller, and the principal accounting officer of Chemed Corporation, retired after 40 years of service.

Appointment of Michael Witzeman

The Company’s Board of Directors elected Michael D. Witzeman, formerly Vice President, Director of Finance and Assistant Corporate Controller of Chemed Corporation, as Controller and the corporation’s principal accounting officer effective April 1, 2017.  Mr. Witzeman, age 46, has been an employee of the Corporation since 2005, originally serving as Assistant Controller. He was elected a Vice President in 2011. He holds a bachelor’s degree in accounting from the University of Cincinnati, and an M.B.A. from The Ohio State University, and is a licensed C.P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Date:	April 3, 2017	By:	/s/ Michael D. Witzeman
		Name:	Michael D. Witzeman
		Title:	Vice President and Controller